August 6 , 2014 Two Harbors│Subprime Bond Case Study

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2013, and any subsequent Quarterly Reports on form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our residential mortgage-backed securities (RMBS), the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover credit losses in our portfolio, changes in interest rates and the market value of our assets, the availability of financing, the availability of target assets at attractive prices, our ability to manage various operational risks associated with our business, our ability to maintain our REIT qualification, limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, our ability to acquire mortgage loans or securitize the mortgage loans we acquire, our involvement in securitization transactions, the timing and profitability of our securitization transactions, the risks associated with our securitization transactions, our ability to acquire mortgage servicing rights, the impact of new or modified government mortgage refinance or principal reduction programs, unanticipated changes in overall market and economic conditions, and our exposure to claims and litigation, including litigation arising from our involvement in securitization transactions and investments in mortgage servicing rights. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation, and unless otherwise noted, has not been audited by the company’s independent auditors. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. 2

Subprime Bond Overview

MARKET CHARACTERISTICS

- Subprime sector since the crisis has functioned like a distressed market
- Legacy subprime bonds have been purchased at a significant discount to par due to the credit sensitivities of the security
  - Became deeply discounted as borrower performance deteriorated during the housing/financial crisis
- Mispricing of credit risk presents an opportunity for investors with strong expertise in credit analysis
- Subordination and excess spread built into the capital structure can provide sub-prime bonds protection against substantial losses on the underlying loans.
- Performance of underlying collateral is driver of realized yield on the asset; not all bonds are created equal

BORROWER CHARACTERISTICS

- Low credit score
- Impaired or limited credit history
- High debt-to-income ratio
- Undisclosed or verified income
- Minimal down payment (e.g. high loan-to-value ratio)

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Two Harbors Subprime Bond Portfolio S U BP R I M E H O L D I N GS (1) • Approximately 80% of non-Agency RMBS portfolio • Carrying value of $2.4 billion • Face value of $3.5 billion • Average purchase price $47.50 • Average coupon of 1.3% – Approximately 87% of subprime holdings have floating rate(2) – Average floating coupon rate 0.62% • 60+ day delinquencies 31.2% • 3-month Constant Prepayment Rate (CPR) 3.2% • Credit enhancement 11.1% – Not including excess interest spread that offsets credit losses 4 (1) As of June 30, 2014. (2) Floating rate is based on carrying value.

Home Equity Asset Trust (HEAT) 2006-3 at Issuance[1]

Senior Bonds[2]	A1	A2	A3	A4
	$345 million Face Value	$90 million Face Value	$101 million Face Value	$70.9 million Face Value
Subordinate Bonds – 19.2% at Issuance[3][4]				

Bond and Collateral Characteristics at Issuance

- Senior bonds pay sequentially; A1 through A4
  - Backed by group 2 collateral
- Senior bonds initially AAA rated
- Receives protection from credit losses from the subordinate bonds and ongoing excess interest
- Original group 2 collateral summary:[4]
  - Vintages: 2005 to 2006
  - Over 83% single-family properties
  - Over 89% with 30-year amortization period
  - 29% located in California; 12% in Florida; 4% in Georgia
  - 45% with LTV of 71% to 80%; 31% with LTV of 81% to 90%[5]

(1) As it pertains to this presentation, HEAT 2006-3 will be used to reference the senior bonds backed by group 2 collateral, as well as the corresponding subordinate bonds.
(2) Represents senior bonds backed by second collateral group. HEAT 2006-3 1A1, a senior bond, was also issued but is backed by group 1 collateral.
(3) Subordinated bonds protect all senior bonds regardless if they are backed by either group 1 or group 2 collateral.
(4) Source: Bloomberg.
(5) "LTV" is defined as original Loan-to-Value.

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HEAT 2006-3 at Two Harbors Acquisition in 2011


Senior Bonds
A1 & A2
Paid off
A3
37%-100%(1)
$45.4M
Face Value
A4
37%-100%(1)
$70.9M
Face Value
Sub Bonds
SUBORDINATE BONDS
Absorb the first 37% of losses, after depletion of ongoing excess spread.

DEAL SUMMARY[1]

- A1 and A2 were paid off
- A3 was receiving principal payments
- A4 downgraded to "C" rating

COLLATERAL SUMMARY[2]

- 60+ day delinquencies 32%
- 6-month severities 71%
- Credit enhancement 37%
  - Not including excess interest spread of approximately 4%

TWO HARBORS PURCHASE SUMMARY

- Purchased A4 at a price of $62.41 in April 2011
  - Expected returns were approximately 10%
  - Pays a coupon of LIBOR +0.31%

MSA VIDEO LINK

http://vimeo.com/102537046

(1) Senior bonds absorb losses 37%-100%.
(2) Source: Bloomberg.

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HEAT 2006-3 2A4 Price Path – 4/1/2011 to 6/30/2014 7 (1) Source: Bloomberg 4/15/11 - Bond acquired by Two Harbors at $62.41 6/26/14 - Bond sold by Two Harbors at $97.50

HEAT 2006-3 at Two Harbors Sale in 2014


Senior Bonds
A1, A2 & A3
Paid off
A4
44%-100%(1)
$65.0M
Face Value
Sub Bonds
SUBORDINATE BONDS
Absorb the first 44% of losses, after depletion of ongoing excess spread.

DEAL SUMMARY[1]

- A1, A2 and A3 were paid off
- A4 had been upgraded to "B" rating
- A4 started receiving principal payments in March 2014

COLLATERAL SUMMARY[2]

- 60+ day delinquencies 26%
- 6-month severities 59%
- Credit enhancement 44%
  - Not including excess interest spread of approximately 1%

TWO HARBORS SALE SUMMARY

- Sold A4 at a price of $97.50 in June 2014
  - Up 56% in approximately 3 years
  - Yield was low; minimal upside remaining

(1) Senior bonds absorb losses 44%-100%.
(2) Source: Bloomberg.

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Outlook for Subprime Bond Portfolio

WE BELIEVE UPSIDE POTENTIAL REMAINS IN OUR SUBPRIME PORTFOLIO

- Conservative prepay/default assumptions
- Higher prepayment behavior and potential servicing actions could provide value in the future
  - Refinancing due to low interest rates
  - Better economic growth
  - Home Price Appreciation (HPA)
  - Increasing housing turnover from better mobility as employment metrics improve
- Servicer actions are helping borrowers
- Consider other plausible scenarios when reviewing the expected fundamental performance of these bonds
- Legacy subprime bonds provide attractive loss-adjusted yields against a backdrop of improving loan performance

RISK CONSIDERATIONS THAT MAY RESULT IN VALUATION DECLINES

- Potential HPA declines; increased delinquencies and defaults
- Uncertain cash flow because of potential servicer actions

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Contact Information 10 FO R F U RT H E R I N FO R M AT IO N, P L E A S E C O N TAC T: July Hugen Director of Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com Investor Relations Two Harbors Investment Corp. 612.629.2500 investors@twoharborsinvestment.com